Supplement dated March 1, 2019
to the Prospectus (as supplemented) and Statement of Additional Information (SAI), each dated May 1, 2018 for Tri-Continental Corporation (the Corporation)
Effective immediately, the Corporation's mailing addresses are changed as shown below. Accordingly, all references to the Corporation's previous mailing addresses throughout the Corporation's Prospectus and SAI are hereby superseded and replaced with the Corporation's new mailing addresses. Mail received at an incorrect address will be forwarded to the correct address, and will not be processed until received, in “good form,” at the correct address. This may affect the trade date you receive for transaction requests, which may negatively impact the value of your purchase or sale.

	Previous Address	New Address
Regular Mail:	Tri-Continental Corporation P.O. Box 8099 Boston, MA 02266-8099	Tri-Continental Corporation P.O. Box 219371 Kansas City, MO 64121-9371
Express Mail:	Tri-Continental Corporation c/o DST Asset Manager Solutions, Inc. 30 Dan Road, Suite 8099 Canton, MA 02021-2809	Tri-Continental Corporation c/o DST Asset Manager Solutions, Inc. 430 W 7th Street, Ste 219371 Kansas City, MO 64105-1407
Stockholders should retain this Supplement for future reference.
SUP240_12_006_(03/19)